Exhibit 10(b)

                             KIRKPATRICK & LOCKHART
                            South Lobby - 9th Floor
                              1800 M Street, N.W.
                          Washington, D. C. 20036-5891
                                  (202)778-9000






                                                 October 31, 1988

Legg Mason Income Trust
111 South Calvert Street
Baltimore, Maryland 21202

Dear Sirs:

         You have requested our opinion regarding certain matters in connection with the issuance of shares of the U.S. Government Money Market Portfolio ("Portfolio") by Legg Mason Income Trust, Inc. ("Corporation"). We have examined the Corporation's Articles of Incorporation, as amended, and other corporate documents relating to the authorization and issuance of the capital stock of the Corporation. Based upon this examination, we are of the opinion that:

         1. All legal requirements have been complied with in the organization of the Corporation, and it is a validly existing corporation in good standing under the laws of the State of Maryland;

         2. The authorized capital stock of the Corporation consists of 300,000,000 shares, of a par value of $.001 each, of which 200,000,000 shares are classified as shares of the Portfolio;


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Legg Mason Income Trust, Inc.
October 31, 1988
Page 2


         3. The unlimited number of unissued shares of the Portfolio which are currently being registered under the Securities Act of 1933 may be legally and validly issued from time to time in accordance with the Corporation's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

         4. When so issued, the Corporation's shares will be fully paid and nonassessable.

         We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-12092) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "The Corporation's Legal Counsel" in the Registration Statement.

                                       Very truly yours,

                                       /s/ Arthur J. Brown
                                       ----------------------------
                                       Arthur J. Brown
                                       KIRKPATRICK & LOCKHART